-----------
                                                           Income-  | graphic |
                                                            Growth  |  goes   |
                                                             Trust  |  here   |
                                                                    -----------


--------------------------------------------------------------------------------
|                                                                              |
|                            graphic goes here                                 |
|                                                                              |
--------------------------------------------------------------------------------

          From Our Family to Yours: The Intelligent Creation of Wealth.


                                 Annual Report
                           and Investment Performance
                           Review for the Year Ended
                               September 30, 2000

                                     [logo]
                                    Heritage

                                ----------------
                                 Income-Growth
                                Trust(trademark)
                                ----------------

                                                               October 30, 2000





Dear Valued Shareholders:


I am pleased to provide you with the annual report for Heritage Income-Growth Trust (the "Fund") for the fiscal year ended September 30, 2000. For this one-year period, your Fund had a total return of +4.74%*, +3.95%* and +3.95%* on its Class A, Class B and Class C shares, respectively. For the same 12 month period ended September 30, 2000 the Standard & Poor's 500 Composite Stock Price Index had a total return of +13.28%.


After posting a gain of +14.88% during the fourth quarter of last year, stock prices have declined during the first nine months of calendar 2000. Technology stocks declined by -19.7% during the six months ended September 30, 2000. As noted herein by portfolio managers Lou Kirschbaum and David Blount, the Fund's technology exposure has been significantly below the S&P 500 Index. This coupled with the Fund's holdings in more defensive stocks has resulted in the Fund's outperformance of the market during the past nine months.


For your information, effective October 5, 2000, I assumed the position of President of the Heritage Income-Growth Trust, replacing Brian Lee. I have served as a member of the Board of Trustees since the inception of the Fund and look forward to communicating with you in the future.


Thank you for your continued support of Heritage Family of Funds and for your investment in Heritage Income-Growth Trust. Please call your financial advisor or Heritage at (800) 421-4184 if you have any questions.



                                            Sincerely,

                                            /s/ Richard K. Riess
                                            ---------------------
                                            Richard K. Riess
                                            President




----------
* These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

                                                               October 27, 2000


Dear Fellow Shareholders:


We are happy to present to you a review for the Heritage Income-Growth Trust (the "Fund") for the fiscal year ended September 30, 2000. The financial markets have displayed multiple personalities over the past 12 months. The first half of the period was dominated (an understatement!) by technology stocks, which went nearly vertical in October 1999 and kept climbing until mid-March of this year. The ensuing six months were characterized by wave after wave of sector rotation, as capital flowed out of the technology sector into more defensive groups, and back again.


Against a backdrop of slowing demand, deteriorating credit quality, supply chain disruptions, currency translation adjustments, and rising input costs (particularly fuel and petrochemicals), the goldilocks economy of the past few years has fled. The market's recent turbulence reflects, at least in part, a markdown in earnings growth expectations across a rather broad cross section of economic sectors.


In our report to you six months ago, we noted that the Fund's relative performance was showing marked improvement in late March and heading into the spring. It should come as no surprise that the Income-Growth Trust would perform better as the stock market environment becomes more volatile. That is what the Fund is designed for. We believe turbulent markets bring out the Fund's defensive characteristics.


For the six months ended September 30th, the Fund's Class A shares produced a positive total return of 1.0%*. This compared to the Standard & Poor's 500 Composite Stock Price Index's ("S&P 500") negative return of (4.0%) and a loss in the Value Line Composite average of (2.1%). Through the first nine months of calendar 2000, the Income-Growth Trust's Class A shares produced a positive return of 1.3%*, vs. losses in the S&P 500 of (1.4%) and the Value Line of (2.6%).


Contributors to the Fund's performance include classic defensive groups such as pharmaceutical manufacturers and food/beverage makers. Notable among the drug stocks in the portfolio are Pfizer, American Home Products, and Alpharma. The latter, which is not as well known as the others, is a mid-cap company that has compiled a very impressive earnings growth record over the past three years. The Fund holds Alpharma in the form of a convertible debenture, which provides a more defensive way to participate in the company's growth than owning the stock itself (and an income stream to boot).


PepsiCo and SYSCO are two stocks in the food and beverage categories that have contributed to the Fund's recent performance. PepsiCo, the perennial second banana to Coca Cola, has differentiated itself (and the performance of its stock) by reconstituting its soft drink business while producing powerful growth in its snack food lines (Frito Lay). SYSCO, the largest distributor of food and other products to restaurant operators, is one of the steadiest and best managed growth companies we have found. Its growth is accelerating as its market share has become more commanding.


On the other side of the ledger, the most meaningful laggards in the portfolio included the telecommunications stocks --ALLTEL, Verizon, and AT&T. ALLTEL has been going through an adjustment period in its wireless telephone business, as has much of the wireless industry. The underlying trends in the business are very positive, however, and we expect the pace of earnings growth to accelerate sharply in the coming year. In addition the stock trades at a very material discount to the underlying value of its assets. Verizon, the product of a merger between Bell Atlantic and GTE, is in the stock market's penalty box as earnings expectations had to be recalibrated following the merger. We believe this adjustment is nearly complete, and we expect the stock to respond favorably as market confidence in the company's earning power builds. AT&T, faced with enormous challenges in all of its businesses, is under extraordinary pressure to restore shareholder value. We think the inherent value of the company's business franchise is materially mispriced in the stock market at present, which explains why we hold the shares.
----------
*These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

As we move forward, we will continue to apply the defensive investment strategies that are the hallmark of the Heritage Income-Growth Trust. We believe that the portfolio is well diversified, with a prudent mix of companies that are industry leaders, have strong balance sheets, produce consistent surplus cash flows, and generally provide above-market dividend yields. The Fund has virtually no exposure in the commodity-oriented basic industry sector. Our technology exposure is well below that of the S&P 500 Index, and most of our holdings in this sector are the premier participants in their respective fields. We have strategically avoided the most cyclical sub-sectors in this category.


The Fund holds modest weightings in such defensive sectors as pharmaceuticals, beverages, packaged foods, oils and gas, and utilities. These have helped buffer performance, as the market has become increasingly choppy.


We view the market's recent action as a healthy step toward correcting the extreme imbalances that have accumulated over the past several years. As speculative excesses are squeezed out of the market, investor focus has broadened to include many stocks that had fallen out of favor in spite of consistently positive profit growth. A broadening trend favors our investment approach, as recent results have demonstrated.



Sincerely,


/s/ Lou Kirschbaum                        /s/ David Blount
--------------------                      ----------------------
Lou Kirschbaum                            David Blount
Managing Director                         Senior Vice President
Eagle Asset Management, Inc.              Eagle Asset Management, Inc.
Portfolio Manager, Income-Growth Trust    Portfolio Manager, Income-Growth Trust

                         Growth of a $10,000 Investment
             since October 1, 1990 of Heritage Income-Growth Trust
                                 Class A Shares

                             [chart data goes here]




                         Growth of a $10,000 Investment
                 since inception of Heritage Income-Growth Trust
                        Class B Shares on January 2, 1998

                             [chart data goes here]


* Average annual total returns for Heritage Income-Growth Trust Class A and B Shares are calculated in conformance with item 21 of Form N-1A, which assumes the maximum sales load of 4.75% for Class A Shares, a contingent deferred sales load for Class B Shares (4% for the one year period and 3% for the life) and reinvestment of dividends for Class A and B Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

**   The Value Line Index does not include reinvestment of dividends.

                         Growth of a $10,000 Investment
                 since inception of Heritage Income-Growth Trust
                        Class C Shares on April 3, 1995

                             [chart data goes here]




* Average annual returns for Heritage Income-Growth Trust Class C Shares are calculated in conformance with item 21 of Form N-1A, which assumes reinvestment of dividends for Class C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected.

**   The Value Line Index does not include reinvestment of dividends.

--------------------------------------------------------------------------------
                          Heritage Income-Growth Trust

                              Investment Portfolio
                              September 30, 2000
--------------------------------------------------------------------------------




                                                     Market
     Shares                                          Value
     ------                                          -----
Common Stocks--91.2% (a)
------------------------
    Automotive--1.3%
    ----------------
       33,215  Ford Motor Company ................   $  840,754
                                                     ----------
    Banking--4.9%
    -------------
       12,666  Citigroup Inc. ....................      684,755
       54,000  Mellon Financial Corporation ......    2,504,250
                                                     ----------
                                                      3,189,005
                                                     ----------
    Beverages--2.0%
    ---------------
       28,000  PepsiCo, Inc. .....................    1,288,000
                                                     ----------
    Communication Services--9.9%
    ----------------------------
       39,000  ALLTEL Corporation ................    2,035,313
       25,000  AT&T Corporation ..................      734,375
       30,000  SBC Communications, Inc. ..........    1,500,000
       46,360  Verizon Communications ............    2,245,563
                                                     ----------
                                                      6,515,251
                                                     ----------
    Communications Equipment--2.7%
    ------------------------------
       20,000  Cisco Systems, Inc. * .............    1,105,000
       10,400  Lucent Technologies, Inc. .........      317,850
       12,000  Motorola, Inc. ....................      339,000
                                                     ----------
                                                      1,761,850
                                                     ----------
    Computer Equipment--2.7%
    ------------------------
       24,000  Compaq Computer Corporation........      661,920
       12,500  Dell Computer Corporation * .......      385,156
        2,500  Hewlett-Packard Company ...........      242,500
        4,000  International Business Machines
               Corporation .......................      450,000
                                                     ----------
                                                      1,739,576
                                                     ----------
    Computer Peripheral Equipment--2.3%
    -----------------------------------
       12,000  EMC Corporation * .................    1,189,500
        7,000  Solectron Corporation * ...........      322,875
                                                     ----------
                                                      1,512,375
                                                     ----------
    Cosmetics & Toiletries--2.2%
    ----------------------------
       35,000  Avon Products, Inc. ...............    1,430,625
                                                     ----------
    Electronic Equipment--6.7%
    --------------------------
       56,000  General Electric Company ..........    3,230,500
       32,000  Honeywell International Inc. ......    1,140,000
                                                     ----------
                                                      4,370,500
                                                     ----------
    Entertainment--2.8%
    -------------------
       23,635  Time Warner, Inc. .................    1,849,439
                                                     ----------
    Financial Institutions--3.5%
    ----------------------------
       30,000  American Express Company ..........    1,822,500
       12,000  Associates First Capital
               Corporation .......................      456,000
                                                     ----------
                                                      2,278,500
                                                     ----------

                                                     Market
     Shares                                          Value
     ------                                          -----
Common Stocks (continued)
-------------------------
    Food--4.2%
    ----------
       25,000  H.J. Heinz Company ................      926,563
       40,000  Sysco Corporation .................    1,852,500
                                                     ----------
                                                      2,779,063
                                                     ----------
    Insurance--5.8%
    ---------------
       12,000  Marsh & McLennan Companies,
               Inc. (b) ..........................    1,593,000
       83,000  MetLife, Inc. * ...................    2,173,563
                                                     ----------
                                                      3,766,563
                                                     ----------
    Logic Semiconductors--0.9%
    --------------------------
       14,800  Intel Corporation .................      615,125
                                                     ----------
    Machinery--0.9%
    ---------------
       18,000  Deere & Company ...................      598,500
                                                     ----------
    Manufacturing Industries--1.7%
    ------------------------------
       12,100  Minnesota Mining &
               Manufacturing Company .............    1,102,613
                                                     ----------
    Medical Equipment--0.9%
    -----------------------
       30,000  Pall Corporation ..................      598,125
                                                     ----------
    Metal Products--1.3%
    --------------------
       39,600  Harsco Corporation ................      873,675
                                                     ----------
    Oil & Gas--6.1%
    --------------
       30,000  British Petroleum Company,
               PLC, Sponsored ADR ................    1,590,000
       27,000  Exxon Mobil Corporation ...........    2,406,375
                                                     ----------
                                                      3,996,375
                                                     ----------
    Other Investment Companies--1.8%
    --------------------------------
       52,446  Security Capital Preferred
               Growth (c) ........................    1,145,429
                                                     ----------
    Pharmaceutical--6.1%
    --------------------
       19,000  American Home Products
               Corporation .......................    1,074,688
       10,000  Merck & Company, Inc. .............      744,375
       22,500  Pfizer, Inc. ......................    1,011,092
       13,000  Pharmacia Corporation .............      782,438
        8,000  Schering-Plough Corporation .......      372,000
                                                     ----------
                                                      3,984,593
                                                     ----------
    Printing & Publishing--2.7%
    ---------------------------
       28,000  McGraw-Hill Companies, Inc. .......    1,779,750
                                                     ----------
    Professional Services--3.3%
    ---------------------------
        3,800  Electronic Data Systems
               Corporation .......................      157,700
       27,000  Omnicom Group, Inc. ...............    1,969,312
                                                     ----------
                                                      2,127,012
                                                     ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          Heritage Income-Growth Trust

                              Investment Portfolio
                               September 30, 2000
                                  (continued)
--------------------------------------------------------------------------------

                                                     Market
     Shares                                          Value
     ------                                          -----
Common Stocks (continued)
-------------------------
    Restaurants--2.2%
    -----------------
    72,000 Wendy's International, Inc. ..........   $ 1,444,500
                                                    -----------
    Retail Stores--3.5%
    -------------------
       90,000 Intimate Brands, Inc. .............     1,681,875
       12,900 Wal-Mart Stores, Inc. .............       620,812
                                                    -----------
                                                      2,302,687
                                                    -----------
    Software--2.2%
    --------------
       17,300 Microsoft Corporation * ...........     1,042,325
        5,000 Oracle Corporation * ..............       393,750
                                                    -----------
                                                      1,436,075
                                                    -----------
    Utilities--6.6%
    ---------------
       40,000 American Water Works
              Company, Inc. .....................     1,102,500
       16,000 MCN Energy Group, Inc. ............       410,000
       27,400 NiSource Inc. .....................       667,875
       50,000 Williams Companies, Inc. ..........     2,112,500
                                                    -----------
                                                      4,292,875
                                                    -----------
Total Common Stocks
 (cost $47,269,381)..............................    59,618,835
                                                    -----------

Convertible Preferred Stocks--0.9% (a)
--------------------------------------
    Communication Services--0.9%
    ----------------------------
        2,500 Global Crossing Ltd., 6.75% .......       620,625
                                                    -----------
Total Convertible Preferred Stocks
 (cost $625,000).................................       620,625
                                                    -----------

    Principal                                        Market
     Amount                                          Value
     ------                                          -----
Convertible Bonds--6.9% (a)
---------------------------
    Automotive--1.5%
    ----------------
   $1,000,000  Magna International Inc., 5.0%,
                10/15/02 ........................   $   976,250
                                                    -----------
    Communication Services--0.6%
    ----------------------------
      400,000  Nextel Communications Inc.,
                5.25%, 01/15/10 .................       375,000
                                                    -----------
    Other Investment Companies--0.4%
    --------------------------------
      250,000  Safeguard Scientifics Inc., 5.0%,
                06/15/06 ........................       249,375
                                                    -----------
    Pharmaceutical--1.3%
    --------------------
      450,000  Alpharma Inc., 3.0%, 06/01/06 ....       879,750
                                                    -----------
    Professional Services--0.7%
    ---------------------------
      500,000  Young & Rubicam Inc., 3.0%,
                01/15/05 ........................       490,625
                                                    -----------

    Principal                                        Market
     Amount                                          Value
     ------                                          -----
Convertible Bonds (continued)
---------------------------

    Retail Stores--2.4%
    -------------------
    1,750,000  Charming Shoppes Inc., 7.5%,
                07/15/06 ........................     1,559,688
                                                    -----------
Total Convertible Bonds
 (cost $4,199,845)...............................     4,530,688
                                                    -----------
Total Investment Portfolio excluding
repurchase agreement and excluding
covered call options written
(cost $52,094,226)...............................    64,770,148
                                                    -----------
Repurchase Agreement--1.5% (a)
------------------------------
Repurchase Agreement with State Street
Bank and Trust Company, dated
September 29, 2000 @ 6.35% to be
repurchased at $993,525 on
October 2, 2000, collateralized by
$815,000 United States Treasury Bonds,
8.125% due August 15, 2021, (market value
$1,014,622 including interest)
(cost $993,000)..................................       993,000
                                                    -----------
Covered Call Options Written--(0.1%) (a)*
-----------------------------------------
        4,000  Marsh & McLennan Companies,
                Inc. October 2000 @ $115.........       (77,000)
                                                    -----------
Total Covered Call Options Written
(premium received $47,338), (0.1%) (a)...........       (77,000)
Total Investment Portfolio including
covered call options written
(cost $53,039,888)(d), 100.4% (a)................    65,686,148
Other Assets and Liabilities, net, (0.4%) (a) ...      (250,772)
                                                    -----------
Net Assets, 100.0% ................................ $65,435,376
                                                    ===========

----------

 *        Non-income producing security.
 (a)      Percentages indicated are based on net assets.
 (b) A portion of these shares were held by the custodian in connection with covered call options written.
 (c) Private placement securities are fair valued according to procedures adopted by the Board of Trustees.
 (d) The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $12,646,260 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $16,930,505 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $4,284,245.
ADR       American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                         Heritage Income-Growth Trust

                      Statement of Assets and Liabilities
                              September 30, 2000
--------------------------------------------------------------------------------

Assets
------
Investments, at market value (identified cost $52,094,226) (Note 1) ......................               $ 64,770,148
Repurchase agreement (identified cost $993,000) (Note 1) .................................                    993,000
Cash .....................................................................................                        819
Receivables:
 Fund shares sold ........................................................................                     43,862
 Dividends and interest ..................................................................                    134,249
Deferred state qualification expenses (Note 1) ...........................................                     14,471
Prepaid insurance (Note 1) ...............................................................                      5,403
                                                                                                         ------------
   Total Assets ..........................................................................                 65,961,952
Liabilities
-----------
Payables (Note 4)
 Fund shares redeemed ....................................................................  $298,125
 Accrued management fee ..................................................................    47,290
 Accrued distribution fee ................................................................    26,274
 Other accrued expenses ..................................................................    77,887
Covered call options written, at market value (premiums received $47,338) (Notes 1 and 3)     77,000
                                                                                            --------
   Total Liabilities .....................................................................                    526,576
                                                                                                         ------------
Net assets, at market value ..............................................................               $ 65,435,376
                                                                                                         ============
Net Assets
----------
Net assets consist of:
 Paid-in capital .........................................................................               $ 50,895,396
 Accumulated net realized gain (Notes 1 and 5) ...........................................                  1,893,720
 Net unrealized appreciation on investments and covered call options written .............                 12,646,260
                                                                                                         ------------
Net assets, at market value ..............................................................               $ 65,435,376
                                                                                                         ============
Class A Shares
--------------
Net asset value and redemption price per share ($45,608,018 divided by
 2,962,228 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ......               $      15.40
                                                                                                         ============
Maximum offering price per share (100/95.25 of $15.40 ) ..................................               $      16.17
                                                                                                         ============
Class B Shares
--------------
Net asset value, offering price and redemption price per share ($4,169,753 divided by
 274,094 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ........               $      15.21
                                                                                                         ============
Class C Shares
--------------
Net asset value, offering price and redemption price per share ($15,657,605 divided by
 1,029,196 shares of beneficial interest outstanding, no par value) (Notes 1 and 2) ......               $      15.21
                                                                                                         ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          Heritage Income-Growth Trust

                            Statement of Operations
                     For the Year Ended September 30, 2000
--------------------------------------------------------------------------------

 Investment Income
------------------
 Income:
  Dividends ...................................................................                  $1,673,193
  Interest ....................................................................                     377,115
                                                                                                 ----------
    Total income ..............................................................                   2,050,308
 Expenses (Notes 1 and 4):
  Management fee ..............................................................    $588,810
  Distribution fee (Class A Shares) ...........................................     131,347
  Distribution fee (Class B Shares) ...........................................      56,574
  Distribution fee (Class C Shares) ...........................................     203,119
  Custodian/Fund accounting fees ..............................................      71,101
  Shareholder servicing fees ..................................................      64,451
  Professional fees ...........................................................      47,225
  State qualification expenses ................................................      43,434
  Reports to shareholders .....................................................      18,471
  Trustees' fees and expenses .................................................       8,703
  Insurance ...................................................................       4,403
  Other .......................................................................       2,180
                                                                                   --------
    Total expenses ............................................................                   1,239,818
                                                                                                 ----------
 Net investment income ........................................................                     810,490
                                                                                                 ----------
 Realized and Unrealized Gain (Loss) on Investments
---------------------------------------------------
 Net realized gain from investment transactions ...............................                   2,939,594
 Net realized gain from covered call options written (Note 1) .................                     232,937
 Net unrealized depreciation of investments during the year ...................                    (504,380)
 Net unrealized depreciation of covered call options written during the year ..                     (29,662)
                                                                                                 ----------
    Net gain on investments ...................................................                   2,638,489
                                                                                                 ----------
 Net increase in net assets resulting from operations .........................                  $3,448,979
                                                                                                 ==========

--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                For the Years Ended
                                                                                      ----------------------------------------
                                                                                       September 30, 2000   September 30, 1999
                                                                                      -------------------- -------------------
Decrease in net assets:
Operations:
 Net investment income ..............................................................    $     810,490        $   2,033,169
 Net realized gain (loss) from investment transactions ..............................        2,939,594           (1,229,509)
 Net realized gain (loss) from covered call options written .........................          232,937             (165,980)
 Net unrealized appreciation (depreciation) of investments and covered call
  options written during the year ...................................................         (534,042)           5,946,965
                                                                                         -------------        -------------
 Net increase in net assets resulting from operations ...............................        3,448,979            6,584,645
Distributions to shareholders from:
 Net investment income Class A Shares, ($0.25 and $0.33 per share, respectively).....         (909,204)          (1,463,165)
 Net investment income Class B Shares, ($0.13 and $0.22 per share, respectively).....          (55,853)            (108,120)
 Net investment income Class C Shares, ($0.13 and $0.22 per share, respectively).....         (201,425)            (444,443)
 Net realized gains Class A Shares, ($0.62 per share)................................               --           (2,792,348)
 Net realized gains Class B Shares, ($0.62 per share)................................               --             (294,751)
 Net realized gains Class C Shares, ($0.62 per share)................................               --           (1,257,716)
Decrease in net assets from Fund share transactions (Note 2) ........................      (30,672,027)         (11,432,965)
                                                                                         -------------        -------------
Decrease in net assets ..............................................................      (28,389,530)         (11,208,863)
Net assets, beginning of year .......................................................       93,824,906          105,033,769
                                                                                         -------------        -------------
Net assets, end of year (including undistributed net investment income of
 $0 and $568,622, respectively) .....................................................    $  65,435,376        $  93,824,906
                                                                                         =============        =============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          Heritage Income-Growth Trust

                             Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                      Class A Shares
                                                -----------------------------------------------------------
                                                                    For the Years Ended
                                                                       September 30
                                                -----------------------------------------------------------
                                                   2000*       1999*       1998*       1997*        1996
                                                ----------- ----------- ----------- ----------- -----------
Net asset value, beginning of year ............  $  14.95    $  14.99    $  16.65    $  14.67    $  12.56
                                                 --------    --------    --------    --------    --------
Income from Investment Operations:
 Net investment income ........................      0.19        0.34        0.36        0.40        0.36
 Net realized and unrealized gain (loss) on
 investments ..................................      0.51        0.57      ( 0.37)       3.45        2.35
                                                 --------    --------    --------    --------    --------
 Total from Investment Operations .............      0.70        0.91      ( 0.01)       3.85        2.71
                                                 --------    --------    --------    --------    --------
Less Distributions:
 Dividends from net investment income .........    ( 0.25)     ( 0.33)     ( 0.32)     ( 0.38)     ( 0.35)
 Distributions from net realized gains ........        --      ( 0.62)     ( 1.33)     ( 1.49)     ( 0.25)
                                                 --------    --------    --------    --------    --------
 Total Distributions ..........................    ( 0.25)     ( 0.95)     ( 1.65)     ( 1.87)     ( 0.60)
                                                 --------    --------    --------    --------    --------
Net asset value, end of year ..................  $  15.40    $  14.95    $  14.99    $  16.65    $  14.67
                                                 ========    ========    ========    ========    ========
Total Return (%) (a) ..........................      4.74        6.14      ( 0.34)      29.45       22.26
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average
  daily net assets ............................      1.33        1.27        1.29        1.34        1.51
 Net investment income to
  average daily net assets ....................      1.27        2.19        2.24        2.65        2.66
 Portfolio turnover rate ......................        58          46          66          75          75
 Net assets, end of year ($ millions) .........        46          60          68          65          43



                                                           Class B Shares*
                                                -------------------------------------
                                                         For the Years Ended
                                                             September 30
                                                -------------------------------------
                                                    2000        1999        1998+
                                                ----------- ----------- -------------
Net asset value, beginning of year ............  $  14.76    $  14.82    $    15.62
                                                 --------    --------    ----------
Income from Investment Operations:
 Net investment income ........................      0.08        0.22          0.19
 Net realized and unrealized gain (loss) on
 investments ..................................      0.50        0.56         (0.88)
                                                 --------    --------    ----------
 Total from Investment Operations .............      0.58        0.78         (0.69)
                                                 --------    --------    ----------
Less Distributions:
 Dividends from net investment income .........    ( 0.13)     ( 0.22)        (0.11)
 Distributions from net realized gains ........        --      ( 0.62)           --
                                                 --------    --------    ----------
 Total Distributions ..........................    ( 0.13)     ( 0.84)        (0.11)
                                                 --------    --------    ----------
Net asset value, end of year ..................  $  15.21    $  14.76    $    14.82
                                                 ========    ========    ==========
Total Return (%) (a) ..........................      3.95        5.32         (4.50) (b)
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average
  daily net assets ............................      2.08        2.02          2.04  (c)
 Net investment income to
  average daily net assets ....................       .55        1.44          1.75  (c)
 Portfolio turnover rate ......................        58          46            66
 Net assets, end of year ($ millions) .........         4           7             6



                                                                      Class C Shares
                                                -----------------------------------------------------------
                                                                    For the Years Ended
                                                                       September 30
                                                -----------------------------------------------------------
                                                   2000*       1999*       1998*       1997*        1996
                                                ----------- ----------- ----------- ----------- -----------
Net asset value, beginning of year ............  $  14.76    $  14.82    $  16.49    $  14.57    $  12.51
                                                 --------    --------    --------    --------    --------
Income from Investment Operations:
 Net investment income ........................      0.08        0.22        0.25        0.28        0.26
 Net realized and unrealized gain (loss) on
 investments ..................................      0.50        0.56      ( 0.38)       3.43        2.34
                                                 --------    --------    --------    --------    --------
 Total from Investment Operations .............      0.58        0.78      ( 0.13)       3.71        2.60
                                                 --------    --------    --------    --------    --------
Less Distributions:
 Dividends from net investment income .........    ( 0.13)     ( 0.22)     ( 0.21)     ( 0.30)     ( 0.29)
 Distributions from net realized gains ........        --      ( 0.62)     ( 1.33)     ( 1.49)     ( 0.25)
                                                 --------    --------    --------    --------    --------
 Total Distributions ..........................    ( 0.13)     ( 0.84)     ( 1.54)     ( 1.79)     ( 0.54)
                                                 --------    --------    --------    --------    --------
Net asset value, end of year ..................  $  15.21    $  14.76    $  14.82    $  16.49    $  14.57
                                                 ========    ========    ========    ========    ========
Total Return (%) (a) ..........................      3.95        5.32      ( 1.08)      28.49       21.37
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average
  daily net assets ............................      2.08        2.02        2.04        2.07        2.13
 Net investment income to
  average daily net assets ....................       .55        1.44        1.51        1.87        2.05
 Portfolio turnover rate ......................        58          46          66          75          75
 Net assets, end of year ($ millions) .........        16          26          31          21           6

-------
 *  Per share amounts have been calculated using the average share method.
 + For the period January 2, 1998 (commencement of Class B Shares) to September 30, 1998.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b) Not annualized.
(c) Annualized.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                          Heritage Income-Growth Trust

                         Notes to Financial Statements
--------------------------------------------------------------------------------


Note 1: Significant Accounting Policies. Heritage Income-Growth Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is long-term total return by seeking, with approximately equal emphasis, current income and capital appreciation. The Fund currently issues Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class B Shares, which were offered to shareholders beginning January 2, 1998, are sold subject to a 5% maximum contingent deferred sales load (based on the lower of purchase price or redemption price), declining over a six-year period. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemption made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:


          Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded or the Nasdaq stock market. If no sale is reported, market value is based on the last bid and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believe would reflect fair market value. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.


          Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.


          Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.


          Distribution of Income and Gains: Distributions of net investment income are made quarterly. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


          Expenses: The Fund is charged for those expenses that are directly attributable to it, such as management fee, custodian fees, distribution fee, etc., while other expenses such as insurance expense, are allocated proportionately among the other Heritage Mutual funds. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.


          State Qualification Expenses: State qualification fees are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.


          Options: When the Fund writes a covered call option, the Fund receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. If an option that the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. The amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last offering price on the principal exchange on which such option is traded.

--------------------------------------------------------------------------------
                          Heritage Income-Growth Trust

                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------

          Capital Accounts: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.


          Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.


Note 2: Fund Shares. At September 30, 2000, there was an unlimited number of shares of beneficial interest of no par value authorized.


          Transactions in Class A, B and C Shares of the Fund during the year ended September 30, 2000, were as follows:



                                                  Class A Shares               Class B Shares                Class C Shares
                                           ---------------------------   ------------------------    ----------------------------
                                              Shares         Amount        Shares        Amount         Shares         Amount
                                           ------------  -------------   -----------   ----------    -----------    ------------
     For the Year Ended September 30, 2000
      Shares sold ......................       134,584    $   2,041,577      26,885    $    404,338      144,620    $   2,159,489
      Shares issued on reinvestment
        of distributions ...............        56,443          838,616       3,536          51,635       12,519          182,757
      Shares redeemed ..................    (1,253,607)     (18,919,539)   (252,419)     (3,774,051)    (913,038)     (13,656,849)
                                            ----------    -------------    --------    ------------     --------    -------------
      Net decrease .....................    (1,062,580)   $ (16,039,346)   (221,998)   $ (3,318,078)    (755,899)   $ (11,314,603)
                                                          =============                ============                 =============
      Shares outstanding:
       Beginning of year ...............     4,024,808                      496,092                    1,785,095
                                            ----------                     --------                    ---------
       End of year .....................     2,962,228                      274,094                    1,029,196
                                            ==========                     ========                    =========

          Transactions in Class A, B and C Shares of the Fund during the year ended September 30, 1999, were as follows:


                                                  Class A Shares               Class B Shares                Class C Shares
                                           ---------------------------   ------------------------    ----------------------------
                                              Shares         Amount        Shares        Amount         Shares         Amount
                                           ------------  -------------   -----------   ----------    -----------    ------------
     For the Year Ended September 30, 1999
      Shares sold ......................       352,146    $   5,409,671     187,430    $  2,858,535      299,442    $  4,572,257
      Shares issued on reinvestment
        of distributions ...............       262,944        3,959,739      25,683         381,864      110,089       1,634,529
      Shares redeemed ..................    (1,124,477)     (17,366,124)   (154,048)     (2,357,700)    (688,824)    (10,525,736)
                                            ----------    -------------    --------    ------------     --------    ------------
      Net increase (decrease) . ........      (509,387)   $  (7,996,714)     59,065    $    882,699     (279,293)   $ (4,318,950)
                                                          =============                ============                 ============
      Shares outstanding:
       Beginning of year ...............     4,534,195                      437,027                    2,064,388
                                            ----------                     --------                    ---------
       End of year .....................     4,024,808                      496,092                    1,785,095
                                            ==========                     ========                    =========

Note 3: Purchases and Sales of Securities. For the year ended September 30, 2000, purchases and sales of investment securities (excluding repurchase agreements) aggregated $44,733,012 and $74,508,855, respectively.


          Transactions in covered call options written on equity securities were as follows:


                                                 Number of       Premiums
                                                 Contracts       Received
                                                -----------   -------------
     Outstanding September 30, 1999 .........          --      $        0
      Written ...............................      87,000         580,000
      Closed ................................     (45,000)       (228,892)
      Exercised .............................     (23,500)       (145,175)
      Expired ...............................     (22,500)       (158,595)
      Stock splits ..........................       8,000              --
                                                  -------      ----------
     Outstanding September 30, 2000 .........       4,000      $   47,338
                                                  =======      ==========

--------------------------------------------------------------------------------
                          Heritage Income-Growth Trust

                         Notes to Financial Statements
                                  (continued)
--------------------------------------------------------------------------------


Note 4: Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees Fees. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets, and 0.60% of any excess over $100,000,000 of such net assets, computed daily and payable monthly. Pursuant to a contract agreement dated January 3, 2000, the Manager has agreed to waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed 1.35% of the Class A Shares average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.10% of that classes' average daily net assets for the fiscal year ended September 30, 2000. Under these agreements, no fees were waived and no expenses were reimbursed for the year ended September 30, 2000.


          The Manager has entered into an agreement with Eagle Asset Management, Inc. (the "Subadviser") for the Subadviser to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations. For the year ended September 30, 2000, the Subadviser earned $294,405 for subadviser fees, which was paid by the Manager.


          The Manager also is the Dividend Paying, Shareholder Servicing Agent and Fund Accountant for the Fund. The Manager charged $64,451 for Dividend Paying and Shareholder Servicing fees and $51,128 for Fund Accounting services of which $16,300 and $13,800 was payable as of September 30, 2000, respectively.


          Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $4,817 in front-end sales charges for Class A Shares, $37,783 in contingent deferred sales charges for Class B Shares and $3,454 in contingent deferred sales charges for Class C Shares for the year ended September 30, 2000. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs. Agency brokerage commissions for the same period aggregated $130,561 of which $6,807 was paid to Raymond James & Associates, Inc.


          Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee equal to .25% of the average daily net assets for Class A Shares. The Class B and Class C Share Distribution Plans provide for payments at an annual rate of up to 1.00% of average daily net assets. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.


          Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income Trust, and Heritage Series Trust, investment companies that are also advised by the Manager of the Trust (collectively called the Heritage mutual funds). Each Trustee of the Heritage mutual funds who is not an employee of the Manager or employee of an affiliate of the Manager received an annual fee of $8,666 and an additional fee of $3,250 for each combined quarterly meeting of the Heritage mutual funds attended. Trustees' fees and expenses are shared equally by each portfolio in the Heritage mutual funds.


Note 5: Federal Income Taxes. For the year ended September 30, 2000, to reflect reclassifications arising from permanent book/tax differences primarily attributable to distributions from Real Estate Investment Trusts, the Fund charged undistributed net investment income $212,630, and credited accumulated net realized gain $212,630. The Fund utilized net tax basis capital loss carryforwards of $1,084,451 in the current year which was applied against realized net taxable gains.

--------------------------------------------------------------------------------
               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Heritage Income-Growth Trust


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Income-Growth Trust (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
-------------------------------
PricewaterhouseCoopers LLP
Tampa, Florida
November 10, 2000

Heritage Family of Funds(trademark)
From Our Family to Yours: The Intelligent Creation of Wealth.

Heritage Stock Funds
Aggressive Growth
Capital Appreciation
Growth Equity
Income-Growth
International
Mid Cap
Small Cap
Technology
Value Equity

Heritage Bond Funds
High Yield
Intermediate Government

Heritage Money Market Funds
Money Market
Municipal Money Market

We are pleased that many of you are also investors in these funds. For more information and a prospectus for any of these mutual funds, please contact your financial advisor. Please read the prospectus carefully before you invest in any of the funds.

This report is for the information of shareholders of Heritage Income-Growth Trust. It may also be used as sales litature when preceded or accompanied by a prospectus.

(copyright) 2000 Heritage Asset Management, Inc.

5M 10/00                (recycle logo) Printed on recycled paper
AR5314 IG


 [logo]      Heritage Income-Growth Trust
Heritage     P.O. Box 33022
             St. Petersburg, FL 33733
-------------------------------------------------------------------------------
   Address Service Requested